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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated November 24, 1999 included in Brocade Communications Systems, Inc.'s Form 10-K for the fiscal year ended October 31, 1999.



/s/ Arthur Andersen LLP
-----------------------
ARTHUR ANDERSEN LLP

San Jose, California
June 9, 2000